EXHIBIT 32

      In connection with the Quarterly Report of Art Dimensions, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2012 as filed with the Securities and Exchange Commission (the "Report"), Rebecca Gregarek, the Principal Executive Officer of the Company, and Kathy Sheehan, the Principal Financial officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.


August 20, 2012                          By: /s/ Kathy Sheehan
                                             ----------------------------
                                             Rebecca Gregarek,
                                             Principal Executive Officer



                                         By: /s/ Kathy Sheehan
                                             ----------------------------
                                             Kathy Sheehan,
                                             Principal Financial Officer